UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2016

R. R. DONNELLEY & SONS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4694	36-1004130
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2016 (the “Closing Date”), R.R. Donnelley & Sons Company (“RR Donnelley” or “the Company”) entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) by and among RR Donnelley, the lenders party thereto from time to time (the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”). The Amended and Restated Credit Agreement provides for $800,000,000 in credit facilities (the “Revolving Facility”). Interest rates on borrowings are equal to, at RR Donnelley’s option, a base rate plus a margin ranging from 1.125% to 1.50%, or LIBOR plus a margin ranging from 2.125% to 2.50%, in either case based upon the leverage ratio of RR Donnelley and its restricted subsidiaries. In addition, RR Donnelley will pay a facility fee on the actual daily amount of the aggregate revolving commitments regardless of usage ranging from 0.375% to 0.50%, based upon the leverage ratio of RR Donnelley and the Guarantors. The Revolving Facility matures on September 30, 2021.

The Amended and Restated Credit Agreement also includes an option for RR Donnelley to increase commitments under the Revolving Facility or add “term loans” (any such increase, an “Incremental Facility”) in an aggregate amount of up to $100 million, at any time prior to the date that is six months prior to the maturity date, subject to the satisfaction of certain conditions set forth in the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement contains certain restrictive covenants on RR Donnelley and its subsidiaries, including but not limited to: limitations on debt, investments, restricted payments, burdensome agreements, liens, merger or sale of assets, conduct of business, transactions with affiliates and dispositions. The Amended and Restated Credit Agreement requires that RR Donnelley maintain a maximum secured leverage ratio of 1.50:1.00, and a maximum leverage ratio, as of the last day of each fiscal quarter commencing with the first fiscal quarter ending December 31, 2015, of (i) with respect to any fiscal quarter ending on or after December 31, 2016 prior to September 30, 2017, 5.00 to 1.00, (ii) with respect to any fiscal quarter ending on or after September 30, 2017 and prior to March 31, 2018, 4.75 to 1.00, (iii) with respect to any fiscal quarter ending on or after March 31, 2018 and prior to March 31, 2019, 4.50 to 1.00, (iv) with respect to any fiscal quarter ending on or after March 31, 2019 and prior to March 31, 2020, 4.25 to 1.00 and (v) with respect to any fiscal quarter ending on or after March 31, 2020, 4.00 to 1.00.

The foregoing summary of the Amended and Restated Credit Agreement is qualified in its entirety by reference to actual Amended and Restated Credit Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition.

On October 1, 2016, RR Donnelley distributed approximately 80.75 percent of the outstanding common stock of Donnelley Financial Solutions, Inc. (“Donnelley Financial”), its financial communications and data services company, and approximately 80.75 percent of the outstanding common stock of LSC Communications, Inc. (“LSC”), its publishing and retail-centric print services and office products business, to RR Donnelley stockholders (the “Distributions”). In the Distributions, holders of RR Donnelley’s common stock, par value $0.01 per share, of record as of the close of business on September 23, 2016, (the “Record Date”), received one share of LSC common stock, par value $0.01 per share, and one share of Donnelley Financial common stock, par value $0.01 per share, for every eight shares of RR Donnelley’s common stock held on the Record Date. The Distributions are part of a series of transactions, following which the LSC and Donnelley Financial became public companies and RR Donnelley retained a 19.25 percent continuing stock ownership interest in each of LSC and Donnelley Financial (the “Separation”).

Agreements with LSC Communications, Inc. and Donnelley Financial Solutions, Inc.

For purposes of governing the ongoing relationships among the Company, LSC and Donnelley Financial and to provide for an orderly transition, the Company, LSC and Donnelley Financial entered into the agreements described below prior to the Distributions.

The Separation and Distribution Agreement, dated as of September 14, 2016, by and among the Company, LSC and Donnelley Financial, attached hereto as Exhibit 2.1, effected the distribution of LSC’s common stock and the distribution of Donnelley Financial’s common stock to the Company’s common stockholders. This agreement also governs the Company’s relationships with LSC and Donnelley Financial with respect to pre-Separation matters and provides for the allocation of employee benefit, litigation and other liabilities and obligations attributable to periods prior to the Separation. The

Separation and Distribution Agreement also includes an agreement that the Company, LSC and Donnelley Financial will provide each other with appropriate indemnities with respect to liabilities arising out of the businesses being distributed and retained by the Company in the Separation. The Separation and Distribution Agreement also addresses employee compensation and benefits matters.

The Transition Services Agreement, dated as of September 14, 2016, between the Company and LSC, attached hereto as Exhibit 2.2, and the Transition Services Agreement, dated as of September 14, 2016, between the Company and Donnelley Financial, attached hereto as Exhibit 2.3, under which, in exchange for the fees specified in such agreements, LSC and Donnelley Financial agree to provide certain services to the Company and the Company agrees to provide certain services to LSC and Donnelley Financial, respectively, for up to 24 months following the Separation. These services include, but are not limited to, tax, information technology, treasury, internal audit, human resources, accounting, purchasing, communications, security and compensation and benefits.

The Tax Disaffiliation Agreement, dated as of September 14, 2016, between the Company and LSC, attached hereto as Exhibit 2.4, and the Tax Disaffiliation Agreement, dated as of September 14, 2016, between the Company and Donnelley Financial, attached hereto as Exhibit 2.5, allocate responsibility for taxes between the Company and LSC and Donnelley Financial, respectively, and includes indemnification rights with respect to tax matters and restrictions to preserve the tax-free status of the Separation.

The Patent Assignment and License Agreement, dated as of September 27, 2016, between LSC Communications US, LLC (“LSC US LLC”) and the Company, attached hereto as Exhibit 2.6, and the Patent Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and RR Donnelley, attached hereto as Exhibit 2.7, in each case, provide for the ownership, licensing and other arrangements regarding the patents that the Company, LSC and Donnelley Financial use in conducting their respective businesses.

The Trademark Assignment and License Agreement, dated as of September 27, 2016, between LSC US LLC and the Company, attached hereto as Exhibit 2.8, and the Trademark Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and RR Donnelley, attached hereto as Exhibit 2.9, in each case, provide for the ownership, licensing and other arrangements regarding the trademarks that the Company, LSC and Donnelley Financial use in conducting their respective businesses.

The Data Assignment and License Agreement, dated as of September 27, 2016, between LSC US LLC and the Company, attached hereto as Exhibit 2.10 and the Data Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and RR Donnelley, attached hereto as Exhibit 2.11, in each case, provide for the ownership, licensing and other arrangements regarding the data that the Company, LSC and Donnelley Financial use in conducting their respective businesses.

The Software, Copyright and Trade Secret Assignment and License Agreement, dated as of September 27, 2016, between LSC US LLC and the Company, attached hereto as Exhibit 2.12, and the Software, Copyright and Trade Secret Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and RR Donnelley, attached hereto as Exhibit 2.13, in each case, provide for the ownership, licensing and other arrangements regarding certain copyrights, trade secrets and software that the Company, LSC and Donnelley Financial use in conducting their respective businesses.

The Stockholder and Registration Rights Agreement, dated as of September 14, 2016, between the Company and LSC, attached hereto as Exhibit 4.1, and the Stockholder and Registration Rights Agreement, dated as of September 14, 2016, between the Company and Donnelley Financial, attached hereto as Exhibit 4.2, relate to the 19.25 percent continuing stock ownership interest retained by the Company in LSC and Donnelley Financial, respectively.

The Company has also entered into commercial and other arrangements and agreements with LSC and Donnelley Financial. These include, among other things, arrangements for the provision of services, including logistics and premedia services, and access to technology.

On September 30, 2016, the Board of the Company adopted the R. R. Donnelley & Sons Inc. Non-Employee Director Compensation Plan. The R. R. Donnelley & Sons Inc. Non-Employee Director Compensation Plan is attached hereto, as applicable, as Exhibit 10.2.

The above descriptions are qualified in their entirety by reference to the agreements attached as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3, Exhibit 2.4, Exhibit 2.5, Exhibit 2.6, Exhibit 2.7, Exhibit 2.8, Exhibit 2.9, Exhibit 2.10, Exhibit 2.11, Exhibit 2.12, Exhibit 2.13, Exhibit 4.1, Exhibit 4.2 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

Item 5.02.	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Directors

On September 30, 2016, effective as of 11:59 p.m. Eastern Time, the following directors of the Company tendered their resignations as directors of the Company: Richard L. Crandall, Judith H. Hamilton, Richard K. Palmer, Thomas J. Quinlan III and Oliver R. Sockwell. Also on September 30, 2016, effective as of 11:59 p.m. Eastern Time, the following directors of the Company retired as directors of the Company: Susan M. Cameron and Michael T. Riordan. John C. Pope, Susan M. Gianinno and Jeffrey M. Katz remain directors of the Company.

On October 1, 2016, the Board of Directors of the Company (the “Board”) determined the number of directors would be seven and the following individuals were appointed to the Board of Directors of the Company (the “Board”) to fill the vacancies created by the foregoing resignations and retirements and to serve in such capacity until such time as their successors are duly elected and qualify:

Daniel L. Knotts Timothy R. McLevish Jamie Moldafsky P. Cody Phipps

Biographical information concerning these individuals is included in the Current Report on Form 8-K, dated August 29, 2016 and such information is incorporated into this Item 5.02 by reference.

Mr. Pope remains as the Chairperson of the Board. On October 1, 2016, Mr. Pope, Mr. McLevish and Mr. Katz were appointed to serve as members of the Audit Committee of the Board. Mr. McLevish was appointed as the Chairperson of the Audit Committee. The Board has determined that each member of the Audit Committee (i) is “independent” within the meaning of the rules of both the New York Stock Exchange (“NYSE”) and the SEC, (ii) has the requisite attributes of an “audit committee financial expert” as defined by regulations promulgated by the SEC and that such attributes were acquired through relevant education and/or experience, (iii) is “financially literate” as required by the rules of the NYSE, (iv) has “accounting or related financial management expertise” as required by the rules of the NYSE and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, and (v) has not participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the past three years.

Also on October 1, 2016, the Board renamed the Governance, Responsibility and Technology Committee of the Board to be the Corporate Responsibility and Governance Committee. Ms. Gianinno, Mr. Katz and Ms. Moldafsky were appointed to serve as members of the Corporate Responsibility and Governance Committee of the Board. Ms. Gianinno was appointed as the Chairperson of the Corporate Responsibility and Governance Committee. The Board has determined that each member of the Corporate Responsibility and Governance Committee is “independent” for purposes of serving on the Corporate Responsibility and Governance Committee within the meaning of the NYSE listing rules.

Ms. Gianinno, Mr. McLevish and Mr. Phipps were appointed to serve as members of the Human Resources Committee of the Board. Mr. Phipps was appointed as the Chairperson of the Human Resources Committee. The Board has determined that each member of the Human Resources Committee is “independent” for purposes of serving on the Human Resources Committee within meaning of the NYSE listing rules.

Changes in Executive Officers

On October 1, 2016, the following individuals were elected to serve as executive officers of the Company, in the offices designated until their successors are duly elected and qualify:

Daniel L. Knotts	Chief Executive Officer
Thomas M. Carroll III	Chief Administrative Officer
Jeffrey G. Gorski	Controller and Chief Accounting Officer
John Pecaric	Executive Vice President, Chief Commercial Officer and President of International
Terry D. Peterson	Executive Vice President and Chief Financial Officer
Deborah L. Steiner	Executive Vice President, Secretary and Chief Compliance Officer

Biographical information concerning these individuals is included in the Current Report on Form 8-K, dated August 29, 2016 and such information is incorporated into this Item 5.02 by reference.

Employment Agreement with Daniel L. Knotts

On October 1, 2016, RR Donnelley entered into an employment agreement with Daniel L. Knotts, which provides for Mr. Knotts’ employment as the Chief Executive Officer of RR Donnelley.

The employment agreement provides for an annual base salary of $950,000. Mr. Knotts will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 125% of his annual base salary. Mr. Knotts will also be eligible to receive equity grants in amounts that align to general market practices, a monthly car allowance, a financial planning allowance and certain other perquisites or employee benefits provided to other executive officers.

In connection with the Distributions, Mr. Knotts received a one-time grant of restricted stock units with an aggregate value equal to $2,375,000. The grant will vest ratably on each of the first three anniversaries of the grant date, subject to Mr. Knotts’ continued employment with RR Donnelley.

If Mr. Knotts’ employment is terminated without “cause” by RR Donnelley or by Mr. Knotts with “good reason” not following a “change in control”, each as defined in the agreement, then, subject to his execution of a release of claims, Mr. Knotts is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to two times the sum of his annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments over the 24 months following the termination date; (ii) two years of benefit continuation; (iii) immediate vesting of all outstanding stock options, restricted stock or restricted stock unit awards; (iv) vesting of all performance shares or performance share units in accordance with the applicable award agreement; (v) a pro rata bonus under RR Donnelley’s annual bonus program equal to the amount Mr. Knotts would have received on the basis of RR Donnelley’s actual performance for the year, multiplied by a fraction, the numerator of which is the number of days in the year elapsed prior to the date of termination, and the denominator of which is 365; and (vi) a lump sum payment of $75,000.

If Mr. Knotts’ employment is terminated without “cause” by RR Donnelley or by Mr. Knotts with “good reason” within two years following a “change in control”, then, subject to his execution of a release of claims, he is entitled to the same benefits from RR Donnelley as described in the immediately preceding paragraph, except the severance payment described in the preceding paragraph will be equal to three times the sum of Mr. Knotts’ annual base salary and target annual bonus as in effect for the year prior to the termination and will generally be payable in a lump sum as soon as reasonably practicable following the termination date.

The employment agreement contains certain restrictive covenants by Mr. Knotts, including a noncompetition agreement that restricts Mr. Knotts’ ability to engage in competitive activities for 18 months following a termination of his employment with RR Donnelley.

The description above is qualified in its entirety by reference to Mr. Knotts’ employment agreement, which is attached as Exhibit 10.3 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Thomas M. Carroll III

On October 1, 2016, RR Donnelley entered into an employment agreement with Thomas M. Carroll III, which provides for Mr. Carroll’s employment as Executive Vice President and Chief Administrative Officer of RR Donnelley.

The employment agreement provides for an annual base salary of $450,000. Mr. Carroll will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 80% of his annual base salary. Mr. Carroll will also be eligible to receive equity grants in amounts that are similar to other employees at his level at RR Donnelley and that align to general market practices, a monthly car allowance and certain other perquisites or employee benefits provided to other executive officers.

In connection with the Distributions, Mr. Carroll received a one-time grant of restricted stock units with an aggregate value equal to $450,000. The grant will vest ratably on each of the first three anniversaries of the grant date, subject to Mr. Carroll’s continued employment with RR Donnelley.

If Mr. Carroll’s employment is terminated without “cause” by RR Donnelley or by Mr. Carroll with “good reason”, both as defined in the agreement, then, subject to his execution of a release of claims, Mr. Carroll is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to one and one-half times the sum of his annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments twice monthly for the 18 months following the termination date; (ii) 18 months of benefit continuation; and (iii) immediate vesting of all outstanding stock options, grants, restricted stock awards or other equity grants (other than performance shares or performance share units).

The employment agreement contains certain restrictive covenants by Mr. Carroll, including a noncompetition agreement that restricts Mr. Carroll’s ability to engage in competitive activities for 18 months following a termination of his employment with RR Donnelley.

The description above is qualified in its entirety by reference to Mr. Carroll’s employment agreement, which is attached as Exhibit 10.4 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Jeffrey G. Gorski

On October 1, 2016, RR Donnelley entered into an employment agreement with Jeffrey G. Gorski, which provides for Mr. Gorski’s employment as Senior Vice President and Chief Accounting Officer of RR Donnelley.

The employment agreement provides for an annual base salary of $285,000. Mr. Gorski will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 50% of his annual base salary. Mr. Gorski will also be eligible to receive equity grants in amounts that are similar to other employees at his level at RR Donnelley and that align to general market practices, a monthly car allowance, a financial planning allowance and certain other perquisites or employee benefits provided to other executive officers.

In connection with the Distributions, Mr. Gorski received a one-time grant of restricted stock units with an aggregate value equal to $285,000. The grant will vest ratably on each of the first three anniversaries of the grant date, subject to Mr. Gorski’s continued employment with RR Donnelley.

If Mr. Gorski’s employment is terminated without “cause” (as defined in the agreement) by RR Donnelley, then, subject to his execution of a release of claims, Mr. Gorski is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to one times the sum of his annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments twice monthly for the 12 months following the termination date; (ii) 18 months of benefit continuation; and (iii) vesting of all outstanding stock options, grants, restricted stock awards or other equity grants under the terms of those plans.

The employment agreement contains certain restrictive covenants by Mr. Gorski, including a noncompetition agreement that restricts Mr. Gorski’s ability to engage in competitive activities for 18 months following a termination of his employment with RR Donnelley.

The description above is qualified in its entirety by reference to Mr. Gorski’s employment agreement, which is attached as Exhibit 10.5 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with John Pecaric

On October 1, 2016, RR Donnelley entered into an employment agreement with John Pecaric, which provides for Mr. Pecaric’s employment as Executive Vice President of Global Markets of RR Donnelley.

The employment agreement provides for an annual base salary of $475,000. Mr. Pecaric will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 80% of his annual base salary. Mr. Pecaric will also be eligible to receive equity grants in amounts that are similar to other employees at his level at RR Donnelley and that align to general market practices, monthly car allowance, a financial planning allowance and certain other perquisites or employee benefits provided to other executive officers.

In connection with the Distributions, Mr. Pecaric received a one-time grant of restricted stock units with an aggregate value equal to $475,000. The grant will vest ratably on each of the first three anniversaries of the grant date, subject to Mr. Pecaric’s continued employment with RR Donnelley.

If Mr. Pecaric’s employment is terminated without “cause” (as defined in the agreement) by RR Donnelley, then, subject to his execution of a release of claims, Mr. Pecaric is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to one times the sum of his annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments twice monthly for the 12 months following the termination date; (ii) 18 months of benefit continuation; and (iii) vesting of all outstanding stock options, grants, restricted stock awards or other equity grants under the terms of those plans.

The employment agreement contains certain restrictive covenants by Mr. Pecaric, including a noncompetition agreement that restricts Mr. Pecaric’s ability to engage in competitive activities for 18 months following a termination of his employment with RR Donnelley.

The description above is qualified in its entirety by reference to Mr. Pecaric’s employment agreement, which is attached as Exhibit 10.6 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Terry D. Peterson

On August 15, 2016, RR Donnelley entered into an employment agreement with Terry D. Peterson, which provides for Mr. Peterson’s employment as Executive Vice President and Chief Financial Officer of RR Donnelley, effective as of the Distribution Date.

The employment agreement provides for an annual base salary of $550,000. Mr. Peterson will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 80% of his annual base salary. Mr. Peterson will also be eligible to receive equity grants in amounts that are similar to other employees at his level at RR Donnelley, a monthly car allowance, a financial planning allowance and certain other perquisites or employee benefits provided to other executive officers.

Mr. Peterson will receive a one-time cash payment of $900,000 in January 2017, $300,000 of equity scheduled to vest in October 2017, $500,000 of equity scheduled to vest in October 2018 and $500,000 of equity scheduled to vest in October 2019. During the first 90 days of Mr. Peterson’s employment, he has received housing and travel expenses for his travel to and from his home in Minnesota to the RR Donnelley offices in Warrenville, Illinois. RR Donnelley will provide relocation benefits at the time of Mr. Peterson’s relocation to the Chicagoland area. If Mr. Peterson’s employment with RR Donnelley is terminated at any time within 12 months of his relocation, he will be responsible for reimbursing RR Donnelley for any and all relocation costs. If Mr. Peterson’s employment is terminated without “cause” by RR Donnelley, as defined in the agreement, before his receipt of the $900,000 one-time cash payment in January 2017 or the vesting of the $300,000 of equity in October 2017, he will receive those amounts in a single cash payment, subject to Mr. Peterson’s execution of a release of claims.

If Mr. Peterson’s employment is terminated at any time without “cause” (as defined in the agreement) by RR Donnelley, then, subject to his execution of a release of claims, Mr. Peterson is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to one times the sum of his annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments twice monthly for the 12 months following the termination date; (ii) 18 months of benefit continuation; and (iii) vesting of all outstanding stock options, grants, restricted stock awards or other equity grants under the terms of those plans.

The employment agreement contains certain restrictive covenants by Mr. Peterson, including a noncompetition agreement that restricts Mr. Peterson’s ability to engage in competitive activities for 18 months following a termination of his employment with RR Donnelley.

The description above is qualified in its entirety by reference to Mr. Peterson’s employment agreement, which is attached as Exhibit 10.7 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Deborah L. Steiner

On October 1, 2016, RR Donnelley entered into an employment agreement with Deborah L. Steiner, which provides for Ms. Steiner’s employment as Executive Vice President and Chief Legal Officer of RR Donnelley.

The employment agreement provides for an annual base salary of $350,000. Ms. Steiner will be eligible to participate in RR Donnelley’s annual incentive compensation plan, with a target bonus opportunity of 80% of her annual base salary. Ms. Steiner will also be eligible to receive equity grants in amounts that are similar to other employees at her level at RR Donnelley and that align to general market practices, a monthly car allowance, a financial planning allowance and certain other perquisites or employee benefits provided to other executive officers.

In connection with the Distributions, Ms. Steiner received a one-time grant of restricted stock units with an aggregate value equal to $350,000. The grant will vest ratably on each of the first three anniversaries of the grant date, subject to Ms. Steiner’s continued employment with RR Donnelley.

If Ms. Steiner’s employment is terminated without “cause” (as defined in the agreement) by RR Donnelley, then, subject to her execution of a release, Ms. Steiner is entitled to the following benefits from RR Donnelley: (i) a severance payment equal to one times the sum of her annual base salary and target annual bonus as in effect for the year prior to the termination, payable in equal installments twice monthly for the 12 months following the termination date; (ii) 18 months of benefit continuation; and (iii) vesting of all outstanding stock options, grants, restricted stock awards or other equity grants under the terms of those plans.

The employment agreement contains certain restrictive covenants by Ms. Steiner, including a noncompetition agreement that restricts Ms. Steiner’s ability to engage in competitive activities for 18 months following a termination of her employment with RR Donnelley.

The description above is qualified in its entirety by reference to Ms. Steiner’s employment agreement, which is attached as Exhibit 10.8 hereto and incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2016, RR Donnelley filed with the Secretary of State of the State of Delaware an amendment (the “Board Size Amendment”) to its restated certificate of incorporation to revise the provision fixing the size of its board of directors by amending and restating the first sentence of Article Seventh of the Restated Certificate of Incorporation to read as follows: “The number of Directors which shall constitute the whole Board shall be determined by the By-Laws of the corporation except that their number shall be not less than six (6) nor more than twelve (12).” The Board Size Amendment was effective at 5:00 p.m. Eastern Time on September 30, 2016.

On September 30, 2016, RR Donnelley filed with the Secretary of State of the State of Delaware an amendment (the “Reverse Stock Split Amendment”) to its restated certificate of incorporation to effect a reverse stock split of the Company’s outstanding and treasury common stock whereby every three shares of the Company’s outstanding and treasury common stock would become one share of the company’s common stock, and a corresponding reduction in the number of authorized shares of the Company’s common stock from 500,000,000 to 165,000,000. The Reverse Stock Split Amendment was effective 12:02 a.m. Eastern Time October 1, 2016, one minute following the completion of the Distributions.

On October 1, 2016, RR Donnelley amended and restated its by-laws (the “Amended and Restated By-Laws”). The Amended and Restated By-laws implement procedural and clarifying changes from RR Donnelley’s existing by-laws, including, among others, granting the explicit power to create executive officer positions to the board of directors and revising the forum selection clause to specify that any state court located in the state of Delaware, rather than the Delaware Court of Chancery exclusively, shall be the exclusive forum for any actions related to RR Donnelley or its directors. On October 3, 2016, RR Donnelley filed with the Secretary of State of the State of Delaware a restated certificate of incorporation (the “2016 Restated Certificate”) to give effect to the Board Size Amendment and the Reverse Stock Split Amendment and the previously enacted amendment to reduce the par value of the Company’s common stock from $1.25 to $0.01 per share, which was effected on May 31, 2016. No other amendments were reflected in the 2016 Restated Certificate.

The above description is qualified in its entirety by reference to the Board Size Amendment, the Reverse Stock Split Amendment, the 2016 Restated Certificate and the Amended and Restated By-Laws, which are attached as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, and Exhibit 3.4, to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On October 3, 2016, the Company announced the completion of the Separation. The Company’s press release is furnished as Exhibit 99.1 to this Current Report.

Information under this Item 7.01, including information set forth in Exhibit 99.1, is deemed to be furnished and not filed.

Item 8.01.	Other Events.

On August 31, 2016, the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and MUFG Securities Americas Inc. (such financial institutions collectively, the “Third Party Purchasers”), launched cash tender offers for certain of the Company’s outstanding debt securities, including the Company’s 6.125% Notes due 2017 (the “2017 Notes”), 7.250% Notes due 2018 (the “2018 Notes”), 8.250% Notes due 2019 (the “2019 Notes”) and 7.000% Notes due 2022 (the “2022 Notes”). On September 16, 2016, the Third Party Purchasers purchased $294,500,000 in aggregate principal amount of 2017 Notes and 2018 Notes (the “Third Party Purchase Notes”). On September 30, 2016, the Company purchased an additional $503,630,000 in aggregate principal amount of 2017 Notes, 2018 Notes, 2019 Notes and 2022 Notes (the “Company Purchase Notes”), and exchanged $300 million in aggregate principal amount of Donnelley Financial’s 8.250% Notes due 2024 for the Third Party Purchase Notes. The Company cancelled the Third Party Purchase Notes and Company Purchase Notes on September 30, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of September 14, 2016, by and among R. R. Donnelley & Sons Company, LSC Communications, Inc. and Donnelley Financial Solutions, Inc.

2.2	Transition Services Agreement, dated as of September 14, 2016, between LSC Communications, Inc. and R. R. Donnelley & Sons Company

2.3	Transition Services Agreement, dated as of September 14, 2016, between Donnelley Financial Solutions, Inc. and R. R. Donnelley & Sons Company

2.4	Tax Disaffiliation Agreement, dated as of September 14, 2016, between LSC Communications, Inc. and R. R. Donnelley & Sons Company

2.5	Tax Disaffiliation Agreement, dated as of September 14, 2016, between Donnelley Financial Solutions, Inc. and R. R. Donnelley & Sons Company

2.6	Patent Assignment and License Agreement, dated as of September 27, 2016, between LSC Communications US, LLC and R. R. Donnelley & Sons Company

2.7	Patent Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and R. R. Donnelley & Sons Company

2.8	Trademark Assignment and License Agreement, dated as of September 27, 2016, between LSC Communications US, LLC and R. R. Donnelley & Sons Company

2.9	Trademark Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and R. R. Donnelley & Sons Company

2.10	Data Assignment and License Agreement, dated as of September 27, 2016, between LSC Communications US, LLC and R. R. Donnelley & Sons Company

2.11	Data Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and R. R. Donnelley & Sons Company

2.12	Software, Copyright and Trade Secret Assignment and License Agreement, dated as of September 27, 2016, between LSC Communications US, LLC and R. R. Donnelley & Sons Company

2.13	Software, Copyright and Trade Secret Assignment and License Agreement, dated as of September 27, 2016, between Donnelley Financial, LLC and R. R. Donnelley & Sons Company

3.1	Certificate of Amendment of Restated Certificate of Incorporation of R. R. Donnelley & Sons Company Regarding Board Size

3.2	Certificate of Amendment of Restated Certificate of Incorporation of R. R. Donnelley & Sons Company Regarding Reverse Stock Split

3.3	Restatement of Certificate of Incorporation of R. R. Donnelley & Sons Company

3.4	Amended and Restated By-Laws of R. R. Donnelley & Sons Company

4.1	Stockholder and Registration Rights Agreement, dated as of September 14, 2016, between LSC Communications, Inc. and R. R. Donnelley & Sons Company

4.2	Stockholder and Registration Rights Agreement, dated as of September 14, 2016, between Donnelley Financial Solutions, Inc. and R. R. Donnelley & Sons Company

10.1	Amended and Restated Credit Agreement, dated as of September 30, 2016, among R.R. Donnelley & Sons Company, the guarantors party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents

10.2	R. R. Donnelley & Sons Company Non-Employee Director Compensation Plan

10.3	Employment Agreement, dated as of October 1, 2016, between Daniel L. Knotts and R. R. Donnelley & Sons Company

10.4	Employment Agreement, dated as of October 1, 2016, between Thomas M. Carroll III and R. R. Donnelley & Sons Company

10.5	Employment Agreement, dated as of October 1, 2016, between Jeffrey G. Gorski and R. R. Donnelley & Sons Company

10.6	Employment Agreement, dated as of October 1, 2016, between John Pecaric and R. R. Donnelley & Sons Company

10.7	Employment Agreement, dated as of August 15, 2016, between Terry D. Peterson and R. R. Donnelley & Sons Company

10.8	Employment Agreement, dated as of October 1, 2016, between Deborah L. Steiner and R. R. Donnelley & Sons Company

99.1	Press Release, dated as of October 3, 2016, of R. R. Donnelley & Sons Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. Donnelley & Sons Company

Date: October 3, 2016	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, Secretary and Chief Compliance Officer